Deposits from customers (Details 1) - BRL (R$) R$ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Deposits from customers [Abstract]
Demand deposits		R$ 34,178,563	R$ 33,058,324
Savings deposits		111,170,912	103,332,697
Time deposits		195,398,721	125,617,424
Total	[1]	R$ 340,748,196	R$ 262,008,445

[1]	Demand and savings deposits and Technical provisions for insurance and pension plans comprising VGBL and PGBL products are classified as up to 30 days, without considering average historical turnover;